METROPOLITAN WEST FUNDS

SUPPLEMENT DATED MARCH 17, 2017 TO

PROSPECTUS DATED JULY 29, 2016 (THE “PROSPECTUS”)

For current and prospective investors in the Metropolitan West Alphatrak 500 Fund (the “Fund”):

The principal investment strategies of the Fund have been restated in order to permit a dollar-weighted average maturity of less than one year.

Therefore, effective immediately, the second paragraph under the section entitled “Metropolitan West Alphatrak 500 Fund – Principal Investment Strategies” beginning on page 26 of the Prospectus is deleted in its entirety and replaced with the following (the revised sentence is underlined):

The Fund pursues its objective by investing, under normal circumstances, in S&P 500 Index futures contracts with a contractual or “notional” value substantially equal to the Fund’s total assets. The Fund will typically make margin deposits with futures commission merchants with a total value equal to approximately 4% to 5% of the notional value of the futures contracts and invest the rest of its assets in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations, mortgage-related issuers and governments. The portfolio duration is up to three years and the dollar-weighted average maturity is up to five years. At least 85% of the Fund’s fixed income investments will normally be rated at least investment grade or be unrated securities that are determined by the Adviser to be of similar quality. Up to 15% of the Fund’s fixed income investments may be invested in securities rated below investment grade.

Also, for the same purpose and effective immediately, the second paragraph under the heading “Additional Fund Information – Principal Investment Strategies – Alphatrak 500 Fund” beginning on page 40 of the Prospectus is deleted in its entirety and replaced with the following (the revised sentence is underlined):

Under normal market conditions, the Fund will invest in S&P 500 Index futures contracts with a contractual or “notional” value substantially equal to the Fund’s total assets. The Fund will typically need to make margin deposits with futures commission merchants (broker-dealers for futures contracts) with a total value equal to approximately 4-5% of the notional value of the futures contracts and invest the rest of its assets in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The dollar-weighted average maturity of the Fund’s portfolio is up to five years. The Fund’s portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

Please retain this Supplement with your Prospectus for future reference.